Supplement, dated May 2, 2005, to the following
                       Prospectuses of the Seligman Funds:

             Class I Shares Prospectus, dated February 1, 2005, for
                Seligman Investment Grade Fixed Income Fund, Inc.

           Class I Shares Prospectuses, each dated March 1, 2005, for Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

Under the sub-heading "How to Buy Fund Shares", the last sentence of the first paragraph is amended and restated as follow:

      Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors and (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or tax-exempt institution that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund. Each eligible investor will be required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with on another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.